American Fidelity Assurance Company and American Fidelity Separate Account C (File no. 811-21313) hereby incorporate by reference the semi-annual reports for the underlying funds named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:	American Fidelity Dual Strategy Fund, Inc.®
File #:	811-08873
CIK #	0001061130
Accession #:	0000909334-09-000305
Date of Filing:	08/07/09

Filer/Entity:	American Century Variable Portfolios, Inc.
Fund/Portfolio Name: VP Balanced Fund
Fund/Portfolio Name: VP Capital Appreciation Fund
Fund/Portfolio Name: VP Income & Growth Fund
Fund/Portfolio Name: VP International Fund
File #:	811-05188
CIK #	0000814680
Accession #:	0000814680-09-000027
Date of Filing:	08/26/09

Filer/Entity:	BlackRock Variable Series Funds, Inc.
Fund/Portfolio Name: Basic Value V.I. Fund
Fund/Portfolio Name: Large Cap Growth V.I. Fund
Fund/Portfolio Name: Value Opportunities V.I. Fund
File #:	811-03290
CIK #:	0000355916
Accession #:	0000950123-09-041109
Date of Filing:	09/04/09

Filer/Entity:	The Dreyfus Socially Responsible Growth Fund, Inc.
File #:	811-07044
CIK #	0000890064
Accession #:	0000890064-09-000013
Date of Filing:	08/14/09

Filer/Entity:	Dreyfus Stock Index Fund, Inc.
File #:	811-05719
CIK #	0000846800
Accession #:	0000846800-09-000010
Date of Filing:	08/14/09

Filer/Entity:	Dreyfus Variable Investment Fund
Fund/Portfolio Name: Growth and Income Portfolio
Fund/Portfolio Name: International Value Portfolio
File #:	811-05125
CIK #	0000813383
Accession #:	0000813383-09-000017
Date of Filing:	08/14/09

Filer/Entity:	Dreyfus Investment Portfolios
Fund/Portfolio Name: Technology Growth Portfolio
File #:	811-08673
CIK #	0001056707
Accession #:	0001056707-09-000012
Date of Filing:	08/14/09

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Small Company Growth Portfolio
File #:	811-05962
CIK #	0000857490
Accession #:	0000932471-09-001634
Date of Filing:	09/04/09

These semi-annual reports are for the period ended June 30, 2009 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Patricia H. Rigler at (405) 523-5483.